PRUDENTIAL PREMIER ADVISOR VARIABLE ANNUITIES

(Offering Highest Daily Lifetime Income v3.0)

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

Supplement dated September 9, 2016
to Prospectuses dated April 29, 2016

This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference.  This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own.  Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectuses and Statements of Additional Information.

Please check your Annuity Prospectus to determine which of the following changes affect the Annuity that you own.  If you would like another copy of the current Annuity Prospectus, please call us at 1-888-PRU-2888.

We are issuing this Supplement to replace the “Expense Examples” section in your Prospectus dated April 29, 2016 with the “Expense Examples” section below:

EXPENSE EXAMPLES

These examples are intended to help you compare the cost of investing in the Pruco Life Insurance Company of New Jersey Annuity with the cost of investing in other Pruco Life of New Jersey Annuities and/or other variable annuities. Below are examples for the Annuity showing what you would pay in expenses at the end of the stated time periods had you invested $10,000 in the Annuity and assuming your investment has a 5% return each year. The examples reflect the fees and charges listed below for the Annuity as described in “Summary of Contract Fees and Charges.”
▪	Insurance Charge
▪	Annual Maintenance Fee
▪	Optional living benefit fees, as described below

The examples also assume the following for the period shown:
▪
Your Account Value is allocated to the Secure Value Account and the Permitted Sub-account that may be elected with any of the optional living benefits with both the minimum and the maximum gross total operating expenses and those expenses remain the same each year*

▪
You elect the Spousal Highest Daily Lifetime Income v3.0 with Highest Annual Death Benefit, which has the maximum optional living benefit charge and the applicable Roll-Up Rate is 5%. There is no other optional living benefit that would result in higher maximum charges than those shown in the examples.

▪	For each charge, we deduct the maximum charge rather than the current charge
▪	You make no transfers, or other transactions for which we charge a fee
▪	No tax charge applies

Amounts shown in the examples are rounded to the nearest dollar.

*	Note: Not all Portfolios offered as Sub-accounts may be available depending on optional living benefit election and selling firm.

THE EXAMPLES ARE FOR ILLUSTRATIVE PURPOSES ONLY. THEY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING PORTFOLIOS. ACTUAL EXPENSES WILL BE DIFFERENT THAN THOSE SHOWN DEPENDING ON A NUMBER OF FACTORS, INCLUDING (1) WHICH OPTIONAL BENEFIT YOU ELECT (IF ANY); (2) WHETHER YOU DECIDE TO ALLOCATE ACCOUNT VALUE TO SUB-ACCOUNTS OTHER THAN THOSE WITH THE MINIMUM OR MAXIMUM TOTAL OPERATING EXPENSES; AND (3) THE IMPACT OF ANY CONTRACTUAL FEE WAIVERS OR EXPENSE REIMBURSEMENTS APPLICABLE TO CERTAIN UNDERLYING PORTFOLIOS.

Expense Examples are provided as follows:

	If you surrender your annuity, do not surrender, or annuitize at the end of the applicable time period:
	1 yr	3 yrs	5 yrs	10 yrs
Assuming maximum fees and expenses of any of the portfolios available with the benefit	$1,021	$2,970	$4,800	$8,897
Assuming minimum fees and expenses of any of the portfolios available with the benefit	$351	$1,092	$1,888	$4,144

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